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                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  April 1, 1999

                            --------------------

                                YAHOO! INC.
         (Exact name of registrant as specified in its charter)

                                 0-26822
                        (Commission File Number)

          CALIFORNIA                                       77-0398689
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

                        3420 CENTRAL EXPRESSWAY
                      SANTA CLARA, CALIFORNIA 95051
       (Address of principal executive offices, with zip code)

                           (408) 731-3300
        (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

On April 1, 1999, Yahoo! Inc. ("Yahoo!") and broadcast.com inc. ("broadcast.com") announced that they had entered into an Agreement and Plan of Merger, dated as of March 31, 1999 (the "Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of Yahoo! with and into broadcast.com (the "Merger") pursuant to which broadcast.com will become a wholly-owned subsidiary of Yahoo!. A copy of the joint press release of Yahoo! and broadcast.com with respect to the Merger is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          99.1   Press Release dated April 1, 1999.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        YAHOO! INC.



Date:  April 1, 1999                    By:  /s/ Gary Valenzuela
                                             ------------------------
                                             Gary Valenzuela
                                             Senior Vice President, Finance
                                             and Administration, and Chief
                                             Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99.1 Press Release dated April 1, 1999 announcing the execution of the Agreement and Plan of Merger.